                                                                               .
                                                                               .
                                                                               .
                                                                    Exhibit 99.5

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2003


I.    RECONCILIATION OF COLLECTION ACCOUNT:

      End of Period Collection Account Balance as of Prior Payment Date:                                                 443,824.65
      Available Funds:
            Contract Payments due and received in this period                                                          4,468,241.40
            Contract Payments due in prior period(s) and received in this period                                         583,411.98
            Contract Payments received in this period for next period                                                     79,938.59
            Sales, Use and Property Tax, Maintenance, Late Charges                                                        56,359.99
            Prepayment Amounts related to early termination in this period                                               173,152.14
            Servicer Advance                                                                                             282,015.00
            Proceeds received from recoveries on previously Defaulted Contracts                                                0.00
            Transfer from Reserve Account                                                                                  4,243.31
            Interest earned on Collection Account                                                                          2,859.83
            Interest earned on Affiliated Account                                                                            470.76
            Proceeds from repurchase of Contracts per Contribution and Servicing
              Agreement Section 5.03                                       0.00
            Amounts paid per Contribution and Servicing Agreement Section 7.01
              (Substituted contract < Predecessor contract)                  0.00
            Amounts paid under insurance policies                                                                              0.00
            Any other amounts                                                                                                  0.00
                                                                                                                   ----------------
      Total Available Funds                                                                                            6,094,517.65
      Less: Amounts to be Retained in Collection Account                                                                 328,967.07
                                                                                                                   ----------------
      AMOUNT TO BE DISTRIBUTED                                                                                         5,765,550.58
                                                                                                                   ================

      DISTRIBUTION OF FUNDS:

            1.    To Trustee -  Fees                                                                                           0.00
            2.    To Servicer, any unreimbursed Nonrecoverable Advances or
                    Servicer Advances                                                                                    583,411.98
            3.    To Noteholders (For Servicer Report immediately following the
                    Final Additional Closing Date)

                        a) Class A1 Principal and Interest                                                                     0.00
                        a) Class A2 Principal (distributed after A1 Note matures)
                             and Interest                                                                                      0.00
                        a) Class A3 Principal (distributed after A2 Note matures)
                             and Interest                                                                              3,345,269.85
                        a) Class A4 Principal (distributed after A3 Note matures)
                             and Interest                                                                                518,751.20
                        b) Class B Principal and Interest                                                                 65,752.34
                        c) Class C Principal and Interest                                                                131,715.60
                        d) Class D Principal and Interest                                                                 88,957.94
                        e) Class E Principal and Interest                                                                119,386.57

            4.    To Reserve Account for Requirement per Indenture Agreement
                    Section 3.08                                                                                               0.00
            5.    To Issuer - Residual  Principal and Interest and Reserve
                    Account Distribution
                        a) Residual Interest (Provided no Restricting or
                             Amortization Event in effect)                                                               683,882.76
                        b) Residual Principal (Provided no Restricting or
                             Amortization Event in effect)                                                               111,563.86
                        c) Reserve Account Distribution (Provided no Restricting
                             or Amortization Event in effect)                                                              4,243.31
            6.    To Servicer, Tax, Maintenance, Late Charges and Bank Interest
                    Earned and Any Other Amounts                                                                          59,690.58
            7.    To Servicer, Servicing Fee and other Servicing Compensations                                            52,924.59
                                                                                                                   ----------------
      TOTAL FUNDS DISTRIBUTED                                                                                          5,765,550.58
                                                                                                                   ================

                                                                                                                   ----------------
      End of Period Collection Account Balance {Includes Payments in Advance &
        Restricting Event Funds (if any)}                                                                                328,967.07
                                                                                                                   ================

II.   RESERVE ACCOUNT

Beginning Balance                                                                                                  $   4,876,395.87
      - Add Investment Earnings                                                                                            4,243.31
      - Add Transfer from Certificate Account (To Satisfy Reserve Account
          Requirement)                                                                                                         0.00
      - Less Distribution to Certificate Account                                                                           4,243.31
                                                                                                                   ----------------
End of period balance                                                                                              $   4,876,395.87
                                                                                                                   ================
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount,
  or (ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                    $   4,876,395.87
                                                                                                                   ================

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2003


III.  CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

            Pool A                                                                              109,695,828.16
            Pool B                                                                               14,499,722.73
                                                                                                --------------
                                                                                                                     124,195,550.89

Class A Overdue Interest, if any                                                                          0.00
Class A Monthly Interest - Pool A                                                                   522,524.09
Class A Monthly Interest - Pool B                                                                    69,067.84

Class A Overdue Principal, if any                                                                         0.00
Class A Monthly Principal - Pool A                                                                2,631,274.56
Class A Monthly Principal - Pool B                                                                  641,154.56
                                                                                                --------------
                                                                                                                       3,272,429.12

Ending Principal Balance of the Class A Notes

            Pool A                                                                              107,064,553.60
            Pool B                                                                               13,858,568.17
                                                                                                --------------     ----------------
                                                                                                                     120,923,121.77
                                                                                                                   ================

Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $286,080,000      Original Face $286,080,000      Balance Factor
                $ 2.067925                     $ 11.438860            42.268988%

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

            Class A1                                                                                      0.00
            Class A2                                                                                      0.00
            Class A3                                                                             17,015,550.89
            Class A4                                                                            107,180,000.00
                                                                                                --------------

Class A Monthly Interest                                                                                             124,195,550.89
            Class A1 (Actual Number Days/360)                                                             0.00
            Class A2                                                                                      0.00
            Class A3                                                                                 72,840.73
            Class A4                                                                                518,751.20
                                                                                                --------------

Class A Monthly Principal
            Class A1                                                                                      0.00
            Class A2                                                                                      0.00
            Class A3                                                                              3,272,429.12
            Class A4                                                                                      0.00
                                                                                                --------------
                                                                                                                       3,272,429.12
Ending Principal Balance of the Class A Notes
            Class A1                                                                                      0.00
            Class A2                                                                                      0.00
            Class A3                                                                             13,743,121.77
            Class A4                                                                            107,180,000.00
                                                                                                --------------     ----------------
                                                                                                                     120,923,121.77
                                                                                                                   ================

Class A3
Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $82,500,000       Original Face $82,500,000       Balance Factor
               $ 0.882918                     $ 39.665808             16.658329%

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2003


V.    CLASS B NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class B Notes

            Pool A                                                                                1,871,209.60
            Pool B                                                                                  247,338.67
                                                                                               ---------------
                                                                                                                       2,118,548.27

 Class B Overdue Interest, if any                                                                         0.00
 Class B Monthly Interest - Pool A                                                                    8,771.30
 Class B Monthly Interest - Pool B                                                                    1,159.40
 Class B Overdue Principal, if any                                                                        0.00
 Class B Monthly Principal - Pool A                                                                  44,884.72
 Class B Monthly Principal - Pool B                                                                  10,936.92
                                                                                               ---------------
                                                                                                                          55,821.64

 Ending Principal Balance of the Class B Notes

            Pool A                                                                                1,826,324.88
            Pool B                                                                                  236,401.75
                                                                                               ---------------     ----------------
                                                                                                                       2,062,726.63
                                                                                                                   ================

Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $4,880,000        Original Face $4,880,000        Balance Factor
              $ 2.034980                      $ 11.438861             42.268988%

VI.   CLASS C NOTE PRINCIPAL BALANCE

 Beginning Principal Balance of the Class C Notes

            Pool A                                                                                3,738,584.76
            Pool B                                                                                  494,170.51
                                                                                               ---------------
                                                                                                                       4,232,755.27

 Class C Overdue Interest, if any                                                                         0.00
 Class C Monthly Interest - Pool A                                                                   17,829.93
 Class C Monthly Interest - Pool B                                                                    2,356.78
 Class C Overdue Principal, if any                                                                        0.00
 Class C Monthly Principal - Pool A                                                                  89,677.46
 Class C Monthly Principal - Pool B                                                                  21,851.43
                                                                                               ---------------
                                                                                                                         111,528.89

 Ending Principal Balance of the Class C Notes

            Pool A                                                                                3,648,907.30
            Pool B                                                                                  472,319.08
                                                                                               ---------------     ----------------
                                                                                                                       4,121,226.38
                                                                                                                   ================

Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $9,750,000        Original Face $9,750,000        Balance Factor
              $ 2.070432                      $ 11.438861             42.268989%

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2003


VII.  CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes

            Pool A                                                                                2,492,389.80
            Pool B                                                                                  329,446.99
                                                                                                  ------------
                                                                                                                       2,821,836.79

 Class D Overdue Interest, if any                                                                         0.00
 Class D Monthly Interest - Pool A                                                                   12,900.19
 Class D Monthly Interest - Pool B                                                                    1,705.16
 Class D Overdue Principal, if any                                                                        0.00
 Class D Monthly Principal - Pool A                                                                  59,784.97
 Class D Monthly Principal - Pool B                                                                  14,567.62
                                                                                                  ------------
                                                                                                                          74,352.59

 Ending Principal Balance of the Class D Notes

            Pool A                                                                                2,432,604.83
            Pool B                                                                                  314,879.37
                                                                                                  ------------         ------------
                                                                                                                       2,747,484.20
                                                                                                                       ============

 Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
 Original Face $6,500,000       Original Face $6,500,000        Balance Factor
               $ 2.246977                     $ 11.438860             42.268988%

VIII. CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
            Pool A                                                                                3,117,404.51
            Pool B                                                                                  412,062.18
                                                                                                  ------------
                                                                                                                       3,529,466.69

Class E Overdue Interest, if any                                                                          0.00
Class E Monthly Interest - Pool A                                                                    23,307.79
Class E Monthly Interest - Pool B                                                                     3,080.85
Class E Overdue Principal, if any                                                                         0.00
Class E Monthly Principal - Pool A                                                                   74,777.20
Class E Monthly Principal - Pool B                                                                   18,220.73
                                                                                                  ------------
                                                                                                                          92,997.93

Ending Principal Balance of the Class E Notes
            Pool A                                                                                3,042,627.31
            Pool B                                                                                  393,841.45
                                                                                                  ------------         ------------
                                                                                                                       3,436,468.76
                                                                                                                       ============

Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
Original Face $8,130,000       Original Face $8,130,000         Balance Factor
              $ 3.245835                     $ 11.438860              42.268988%

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2003


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

      Beginning Residual Principal Balance
            Pool A                                                                                3,739,757.22
            Pool B                                                                                  494,325.49
                                                                                               ---------------
                                                                                                                       4,234,082.71

      Residual Interest - Pool A                                                                    680,344.96
      Residual Interest - Pool B                                                                      3,537.80
      Residual Principal - Pool A                                                                    89,705.58
      Residual Principal - Pool B                                                                    21,858.28
                                                                                               ---------------
                                                                                                                         111,563.86

      Ending Residual Principal Balance
            Pool A                                                                                3,650,051.64
            Pool B                                                                                  472,467.21
                                                                                               ---------------     ----------------
                                                                                                                       4,122,518.85
                                                                                                                   ================

X.   PAYMENT TO SERVICER

      - Collection period Servicer Fee                                                                                    52,924.59
      - Servicer Advances reimbursement                                                                                  583,411.98
      - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                                   59,690.55
                                                                                                                   ----------------
      Total amounts due to Servicer                                                                                      696,027.12
                                                                                                                   ================

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2003


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
        at the beginning of the related Collection Period                                                            124,655,174.04

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
        Collection Period                                                                                                      0.00

      Decline in Aggregate Discounted Contract Balance                                                                 2,990,104.49
                                                                                                                   ----------------
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
        at the ending of the related Collection Period                                                               121,665,069.55
                                                                                                                   ================

      Components of Decline in Aggregate Discounted Contract Balance:

            - Principal portion of Contract Payments  and Servicer Advances                       2,833,919.10

            - Principal portion of Prepayment Amounts                                               156,185.39

            - Principal portion of Contracts repurchased under Indenture Agreement
                Section 4.02                                                                              0.00

            - Aggregate Discounted Contract Balance of Contracts that have become
                Defaulted Contracts during the Collection Period                                          0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added
                during Collection Period                                                                  0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts
                withdrawn during Collection Period                                                        0.00

                                                                                               ---------------
                        Total Decline in Aggregate Discounted Contract Balance                    2,990,104.49
                                                                                               ===============


POOL B

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
        at the beginning of the related Collection Period                                                             16,477,066.56

      Aggregate Discounted Contract Balance of Additional Contracts acquired
        during Collection Period                                                                                               0.00

      Decline in Aggregate Discounted Contract Balance                                                                   728,589.54
                                                                                                                   ----------------
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
        at the ending of the related Collection Period                                                                15,748,477.02
                                                                                                                   ================

      Components of Decline in Aggregate Discounted Contract Balance:

            - Principal portion of Contract Payments  and Servicer Advances                         712,533.14

            - Principal portion of Prepayment Amounts                                                16,056.40

            - Principal portion of Contracts repurchased under Indenture Agreement
                Section 4.02                                                                              0.00

            - Aggregate Discounted Contract Balance of Contracts that have become
                Defaulted Contracts during the Collection Period                                          0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added
                during Collection Period                                                                  0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts
                withdrawn during Collection Period                                                        0.00

                                                                                               ---------------
                        Total Decline in Aggregate Discounted Contract Balance                      728,589.54
                                                                                               ===============
                                                                                                                   ----------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    137,413,546.57
                                                                                                                   ================

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2003


XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

      POOL A                                                                                                    Predecessor
                                                                      Discounted           Predecessor           Discounted
      Lease #        Lessee Name                                      Present Value          Lease #            Present Value
      -------        -----------                                      -------------          -------            -------------
      3355-004       New Valley Health Group, Inc.                    $ 1,178,581.83         4424-401        $   1,264,331.32
                     Cash                                             $   520,726.22         4424-402        $     434,976.73





                                                                      --------------                         ----------------
                                                        Totals:       $ 1,699,308.05                         $   1,699,308.05

      a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                               $   1,699,308.05
      b) ADCB OF POOL A AT CLOSING DATE                                                                      $ 272,767,516.82
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                   0.62%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                                       $  0.00
b) Total discounted Contract Balance of Substitute Receivables                                        $  0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution &
   Servicing Agreement Section 7.02                                                                   $  0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                YES                      NO    X
                                                                                          ----------              --------

      POOL B                                                                                                   Predecessor
                                                                      Discounted           Predecessor          Discounted
      Lease #        Lessee Name                                      Present Value        Lease #             Present Value
      -------        -----------                                      -------------        -------             -------------
                     NONE


                                                                      --------------                         ----------------
                                                        Totals:       $         0.00                         $           0.00


      a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                               $           0.00
      b) ADCB OF POOL B AT CLOSING DATE                                                                      $  52,325,540.92
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                     0.00%

      * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE
        SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)    Total discounted Contract Balance of Predecessor Receivables                                    $  0.00
b)    Total discounted Contract Balance of Substitute Receivables                                     $  0.00
c)    If (a) > (b), amount to be deposited in Collection Account per Contribution &
      Servicing Agreement Section 7.02                                                                $  0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                YES                      NO    X
                                                                                          ----------              --------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2003


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

      POOL A - NON-PERFORMING                                                                                  Predecessor
                                                                        Discounted         Predecessor          Discounted
      Lease #        Lessee Name                                       Present Value         Lease #          Present Value
      -------        -----------                                       -------------         -------          -------------
      2707-201       Amber Networks, Inc.                             $ 1,045,934.66       2041-203          $   3,154,026.34
      2707-202       Amber Networks, Inc.                             $   491,545.72
      2708-201       Network Elements, Inc.                           $ 1,305,725.82
      2706-202       Coriolis Networks, Inc.                          $    90,653.94
      2706-207       Coriolis Networks, Inc.                          $   215,544.48
                     Cash                                             $     4,621.72       2869-001          $   2,037,442.62
      3271-002       Durham Diagnostic Imaging                        $ 2,317,472.63       2769-001          $   2,940,134.55
      3702-003       USDL Pittsburgh Inc & USDL Pittsburgh Holding    $ 2,946,305.69       2770-001          $   3,087,098.20
      3714-001       Kaley Imaging, Inc., and KI Holding, Inc.        $ 1,470,213.52       2002918-002       $      25,199.70
      3718-006       USD Dayton, Inc. and USD Dayton Holding, Inc.    $ 1,893,050.93       2004445-001       $      85,324.68
                                                                                           2002452-001       $      52,617.10
                                                                      --------------                         ----------------
                                                           Totals:    $11,781,069.11                         $  11,381,843.19

      a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                           11,381,843.19
      b) ADCB OF POOL A AT CLOSING DATE                                                                      $ 272,767,516.82
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                   4.17%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                      $ 0.00
b)  Total discounted Contract Balance of Substitute Receivables                                       $ 0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
    Servicing Agreement Section 7.02                                                                  $ 0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                YES                      NO    X
                                                                                          ----------              --------

      POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                           Predecessor
                                                                        Discounted         Predecessor         Discounted
      Lease #        Lessee Name                                       Present Value         Lease #          Present Value
      -------        -----------                                       -------------         -------          -------------
                     None




                                                                      --------------                         ----------------
                                                        Totals:       $         0.00                         $           0.00

      a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                           $           0.00
      b) ADCB OF POOL B AT CLOSING DATE                                                                      $  52,325,540.92
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                   0.00%

      * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE
        SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN
        FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                                       $ 0.00
b) Total discounted Contract Balance of Substitute Receivables                                        $ 0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution &
   Servicing Agreement Section 7.02                                                                   $ 0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                YES                      NO    X
                                                                                          ----------              --------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2003

XV.    POOL PERFORMANCE MEASUREMENTS

1.      AGGREGATE DISCOUNTED CONTRACT BALANCE

        CONTRACTS DELINQUENT > 90 DAYS                              TOTAL OUTSTANDING CONTRACTS
        This Month                             2,568,941.51         This Month                        137,413,546.57
        1 Month Prior                          2,663,476.16         1 Month Prior                     141,132,240.60
        2 Months Prior                         4,164,912.54         2 Months Prior                    146,945,029.31

        Total                                  9,397,330.21         Total                             425,490,816.48

        a) 3 MONTH AVERAGE                     3,132,443.40         b) 3 MONTH AVERAGE                141,830,272.16

        c) a/b                                        2.21%

2.      Does a Delinquency Condition Exist (1c > 6% )?
                                                                                       Yes                         No        X
                                                                                            --------------------       ------------

3.      Restricting Event Check

        A. A Delinquency Condition exists for current period?                          Yes                        No        X
                                                                                            --------------------       ------------
        B. An Indenture Event of Default has occurred and is then continuing?          Yes                        No        X
                                                                                            --------------------       ------------

4.      Has a Servicer Event of Default occurred?                                      Yes                        No        X
                                                                                            --------------------       ------------


5.      Amortization Event Check

        A. Is 1c  > 8% ?                                                               Yes                        No        X
                                                                                            --------------------       ------------
        B. Bankruptcy, insolvency, reorganization; default/violation of any
             covenant or obligation not remedied within 90 days?                       Yes                        No        X
                                                                                            --------------------       ------------
        C. As of any Determination date, the sum of all defaulted contracts
             since the Closing date exceeds 6% of the ADCB on the Closing Date?        Yes                        No        X
                                                                                            --------------------       ------------



6.      Aggregate Discounted Contract Balance at Closing Date                      Balance  $     325,093,057.74
                                                                                            --------------------


        DELINQUENT LEASE SUMMARY

                   Days Past Due       Current Pool Balance               # Leases
                   -------------       --------------------               --------
                         31 - 60               4,000,851.66                     38
                         61 - 90                 165,896.13                     12
                        91 - 180               2,568,941.51                      9


        Approved By:
        Matthew E. Goldenberg
        Director
        Structured Finance and Securitization